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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (date of earliest event reported): August 6, 1999


                         CarrAmerica Realty Corporation
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             (Exact name of registrant as specified in its charter)


          Maryland                        1-11706               52-1796339
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                   File No.)           Identification No.)


                   1850 K Street, N.W., Washington, D.C. 20006
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 729-7500

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                                    FORM 8-K


ITEM 5.  Other Events.

     Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Information included in the Company's press release, dated August 6, 1999.

ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit
                  Number
                  ------

                  99.1 Press Release, August 6, 1999, entitled "Supplemental Information".




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: August 11, 1999



                                            CARRMERICA REALTY CORPORATION



                                            By:     /s/ Stephen E. Riffee
                                                    ---------------------------
                                                    Stephen E. Riffee
                                                    Principal Accounting Officer



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                                  EXHIBIT INDEX



Exhibit
Number
------

99.1              Press Release, August 6, 1999, entitled "Supplemental
                  Informaton".